Operating Leases (Tables)	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Summary of Minimum Contractual Future Revenues

The time charters and bareboat charters of the Vessels with third parties are accounted for as operating leases. The minimum contractual future revenues to be received from time charters and bareboat charters as of December 31, 2015, were as follows:

(U.S. Dollars in thousands)
2016	$166,669
2017	167,148
2018	124,753
2019	80,004
2020	80,745
2021 and thereafter	209,634

Total	$828,953